EXHIBIT 99

   LETTERHEAD OF EIDE BAILLY LLP TO THE SECURITIES & EXCHANGE COMMISSION DATED

July 8, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read and agreed with the comments in Item 4.01 of Form 8-K of Intrepid Technology & Resources, Inc., dated July 8, 2005 ("Form 8-K").

                         /s/ EIDE BAILLY LLP
                         EIDE BAILLY LLP
                         Boise, Idaho